Federated Hermes International Leaders Fund
Portfolio of Investments
August 31, 2024 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.0%
		Canada—0.5%
389,240	[1]	CAE, Inc.	$ 6,963,660
		Denmark—4.9%
110,295		DSV A/S	19,775,226
329,411		Novo Nordisk A/S	45,866,419
		TOTAL	65,641,645
		Finland—1.9%
234,497		Kone OYJ, Class B	12,671,527
1,049,569		Stora Enso Oyj, Class R	13,605,504
		TOTAL	26,277,031
		France—11.7%
77,254		Airbus Group SE	11,907,208
268,524		AXA SA	10,216,944
176,800		BNP Paribas SA	12,238,547
93,904		Capgemini SE	19,591,892
225,977		Danone SA	15,690,495
331,729		Edenred	14,057,570
19,123		LVMH Moet Hennessy Louis Vuitton SE	14,344,543
323,867		Sanofi	36,226,633
66,152		Teleperformance	7,286,153
471,700		Veolia Environnement SA	15,620,127
		TOTAL	157,180,112
		Germany—15.3%
71,806		Allianz SE	22,246,332
689,000		Commerzbank Aktiengesellschaft	10,199,542
239,570		Daimler Truck Holding AG	9,183,567
361,627		Deutsche Post AG	15,710,598
1,108,496		Deutsche Telekom AG	31,472,931
98,886		Heidelberg Materials AG	10,463,234
99,926		Merck KGAA	19,445,050
30,042		Rheinmetall AG	17,942,305
255,939		Siemens AG	47,879,557
382,544		Siemens Healthineers AG	22,239,286
		TOTAL	206,782,402
		Hong Kong—1.2%
1,904,493		Prudential PLC	16,471,147
		Ireland—3.8%
111,500		CRH PLC	9,936,497
285,958		Kerry Group PLC	28,705,567
256,759		Smurfit WestRock Public Limited Company	12,108,920
		TOTAL	50,750,984
		Italy—0.9%
304,802		UniCredit SpA	12,666,097
		Japan—22.0%
364,100		Advantest Corp.	16,907,706
774,800		Fanuc Ltd.	22,839,498
965,900		Hitachi Ltd.	23,697,757

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—continued
72,000		Hoya Corp.	$ 10,247,308
293,500		IHI Corp.	12,872,060
83,100		Keyence Corp.	39,995,467
603,600		Mitsubishi Heavy Industries Ltd.	8,135,244
2,360,400		Mitsubishi UFJ Financial Group, Inc.	24,945,282
407,100		Shiseido Co., Ltd.	8,998,157
40,100		SMC Corp.	18,514,743
330,300		Sony Group Corp.	32,270,169
318,800		Sumitomo Mitsui Financial Group, Inc.	21,160,875
617,200		Sumitomo Mitsui Trust Holdings, Inc.	15,660,469
1,042,800		Suzuki Motor Corp.	12,232,580
101,800		Tokyo Electron Ltd.	18,236,999
542,500		Toyota Motor Corp.	10,348,023
		TOTAL	297,062,337
		Netherlands—5.8%
48,372		ASML Holding N.V.	43,749,246
208,729		Heineken N.V.	18,821,724
429,125		Shell PLC	15,284,060
		TOTAL	77,855,030
		Singapore—0.9%
376,171		STMicroelectronics N.V., ADR	12,018,663
		South Korea—2.4%
173,435		LG Electronics, Inc.	12,963,914
334,108		Samsung Electronics Co., Ltd.	18,736,087
		TOTAL	31,700,001
		Spain—3.1%
5,305,276		Banco Santander, S.A.	26,388,300
389,900		Cellnex Telecom, S.A.	15,097,831
		TOTAL	41,486,131
		Sweden—0.6%
245,794	[1]	Swedish Orphan Biovitrum AB	7,659,646
		Switzerland—6.1%
174,317		DSM-Firmenich AG	23,723,527
126,331		Nestle S.A.	13,527,526
67,104		Sika AG	21,508,820
766,212		UBS Group AG	23,465,138
		TOTAL	82,225,011
		United Kingdom—16.9%
583,406		Anglo American PLC	17,070,406
290,321		AstraZeneca PLC	50,730,351
4,668,581		BP PLC	26,448,811
2,850,000		Hays PLC	3,472,777
3,282,370		HSBC Holdings PLC	28,769,652
1,766,000		Melrose Industries PLC	11,278,130
2,913,748		National Grid-SP PLC	38,413,635
2,732,518		Rentokil Initial PLC	17,354,210
295,981		Unilever PLC	19,139,807
1,567,632		WPP PLC	14,983,123
		TOTAL	227,660,902
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,107,483,127)	1,320,400,799

Shares		Value in U.S. Dollars
	PREFERRED STOCKS—0.7%
	Germany—0.7%
118,100	Dr. Ing. h.c. F. Porsche Aktiengesellschaft (IDENTIFIED COST $10,467,404)	$ 9,242,711
	INVESTMENT COMPANY—0.7%
9,181,545	Federated Hermes Government Obligations Fund, Premier Shares, 5.21%[2] (IDENTIFIED COST $9,181,545)	9,181,545
	TOTAL INVESTMENT IN SECURITIES—99.4% (IDENTIFIED COST $1,127,132,076)	1,338,825,055
	OTHER ASSETS AND LIABILITIES - NET—0.6%[3]	8,682,322
	TOTAL NET ASSETS—100%	$1,347,507,377
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended August 31, 2024, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 11/30/2023	$—	$5,992,158	$5,992,158
Purchases at Cost	$303,311,474	$265,632,676	$568,944,150
Proceeds from Sales	$(294,129,929)	$(271,613,979)	$(565,743,908)
Change in Unrealized Appreciation/Depreciation	$—	$(2,892)	$(2,892)
Net Realized Gain/(Loss)	$—	$(7,963)	$(7,963)
Value as of 8/31/2024	$9,181,545	$—	$9,181,545
Shares Held as of 8/31/2024	9,181,545	—	9,181,545
Dividend Income	$670,866	$571,619	$1,242,485

*	All or a portion of the balance/activity for the fund relates to cash collateral received on security lending transactions.

1	Non-income-producing security.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2024.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.

Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Directors (the “Directors”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2024, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$24,127,583	$1,296,273,216	$—	$1,320,400,799
Preferred Stocks
International	—	9,242,711	—	9,242,711
Investment Company	9,181,545	—	—	9,181,545
TOTAL SECURITIES	$33,309,128	$1,305,515,927	$—	$1,338,825,055

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt